UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2024

TERRAN ORBITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40170	98-1572314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6800 Broken Sound Parkway NW, Suite 200
Boca Raton, Florida 33487
(Address of Principal Executive Offices)
(561) 988-1704
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LLAP	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 30, 2024 (the “Closing Date”), Terran Orbital Corporation, a Delaware corporation (“Terran” or the “Company”), completed its previously announced merger pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 15, 2024, by and among the Company, Lockheed Martin Corporation, a Maryland corporation (“Parent”), and Tholian Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Upon filing of a certificate of merger with the Secretary of State of the State of Delaware (the “Effective Time”), Merger Sub merged with and into Terran (the “Merger”), with Terran continuing as the surviving corporation and a wholly owned subsidiary of Parent.

Item 1.02. Termination of a Material Definitive Agreement.

On the Closing Date, in connection with the consummation of the Merger, the Company repaid in full, or otherwise agreed with Parent as lender to full satisfaction of, all indebtedness, liabilities and other obligations outstanding under, and terminated or cancelled, each of the following agreements: (i) the FP Note Purchase Agreement (as defined in the Merger Agreement), (ii) the LM/BP Note Purchase Agreement (as defined in the Merger Agreement), (iii) the Convertible Note and Warrant Purchase Agreement (as defined in the Merger Agreement), (iv) the Bridge Note Purchase Agreement (as defined in the Merger Agreement) and (vii) the Subscription Agreement, dated October 28, 2021, between Staton Orbital Family Limited Partnership, as Investor, and the Company (f/k/a Tailwind Two Acquisition Corp).

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement and effective concurrently with the Effective Time:

•
each share of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) then outstanding was converted into the right to receive $0.25 in cash, without interest (the “Merger Consideration”), other than those shares owned by the Company, any of its subsidiaries (excluding any shares held by any Company Benefit Plan (as defined in the Merger Agreement) or trust related thereto), Parent or any of Parent's subsidiaries (which were cancelled without any consideration), and any shares held by holders who did not vote in favor of the Merger and properly exercised and perfected their demand for appraisal rights under Delaware law;
•
each outstanding and unexercised option to purchase Common Stock (the “Options”) was cancelled and, if vested and exercisable, converted into the right to receive an amount in cash, without interest and subject to applicable withholding of taxes, equal to the product of (a) the number of shares of Common Stock subject to such Option, multiplied by (b) the amount by which the Merger Consideration exceeds the exercise price of such Option; provided that, any unvested Option and any Option with an exercise price equal to or greater than the Merger Consideration was cancelled without the payment of consideration;
•
each restricted stock unit with respect to the Common Stock (the “Company RSUs”) automatically became fully vested and was cancelled and converted into the right to receive an amount in cash, without interest and subject to applicable withholding of taxes, equal to the product of (i) the total number of shares of Common Stock underlying such Company RSU multiplied by (ii) the Merger Consideration;
•
each outstanding SPAC Warrant (as defined in the Merger Agreement) automatically ceased to represent a warrant exercisable for Common Stock and became a right to purchase and receive the Merger Consideration (a “Merger Warrant”); provided, that if a holder of a Merger Warrant properly exercises its right to receive the Merger Consideration under the Merger Warrant within thirty (30) days following the date of this Form 8-K, the Warrant Price (as defined in the Merger Agreement) with respect to such exercise will be reduced by an amount (in dollars and in no event less than zero) equal to the difference of (a) the Warrant Price in effect prior to such reduction minus (b) (i) the Merger Consideration minus (ii) the Black-Scholes Warrant Value (as defined in that certain warrant agreement, dated March 9, 2021, by and between Tailwind Two Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent); and
•
each outstanding Company Warrant (as defined in the Merger Agreement) automatically ceased to represent a Company Warrant exercisable for Common Stock and became a Company Warrant exercisable solely for the Merger Consideration; provided, that if a holder of a Company Warrant properly exercises the Company Warrant within thirty (30) days following the date of this Form 8-K, such exercise shall be treated in accordance with the terms of the applicable warrant agreement or warrant issued thereunder (other than the Company Warrants owned by Parent, including the Combination Warrants owned by Parent, which were effectively canceled without any consideration).

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The foregoing descriptions of the Merger Agreement are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, in connection with the consummation of the Merger, Terran notified the New York Stock Exchange (the “NYSE”) that the Merger had been consummated and requested that the trading of its Common Stock and associated preferred stock purchase rights on the NYSE be suspended and that the listing of its Common Stock and the associated preferred stock purchase rights on the NYSE be withdrawn. In addition, Terran requested that NYSE file with the Securities and Exchange Commission (the “SEC”) a notification on Form 25 to report the delisting of its Common Stock and the associated preferred stock purchase rights from the NYSE and to deregister its Common Stock and the associated preferred stock purchase rights under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company intends to file with the SEC a certification on Form 15 requesting the termination of registration of its Common Stock and associated preferred stock purchase rights under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the completion of the Merger, at the Effective Time, holders of the Company's registered securities described in Item 2.01 herein ceased to have any rights in connection with their holding of such securities (other than their right to receive the Merger Consideration, or the applicable amount thereof, as described in Item 2.01 above).

As previously disclosed in the Current Report on 8-K filed on August 21, 2024, Terran entered into an amendment (the “Rights Agreement Amendment”) to the Amended and Restated Rights Agreement, dated as of April 18, 2024, by and between Terran and Continental Stock Transfer & Trust Company, as the rights agent. Pursuant to the Rights Agreement Amendment, the preferred stock purchase rights expired in their entirety immediately prior to the Effective Time without any payment being made in respect thereof.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference to this Item 3.03.

Item 5.01. Change in Control of Registrant.

As a result of the consummation of the Merger, there was a change in control of the Company, and the Company became a wholly owned subsidiary of Parent.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

In connection with the consummation of the Merger, and effective as of the Effective Time, each of Marc Bell, Daniel Staton, Stratton Sclavos, Richard Newton III, Douglas Raaberg, Tobi Petrocelli, James LaChance and Thomas Manion, the members of the Board of Directors of the Company (the “Board”), holding these positions immediately prior to the Effective Time, resigned from the Board and from any and all Board committees on which these directors served. These resignations were required under the terms of the Merger Agreement and were not a result of any disagreement between the Company and any director on any matter relating to the Company’s operations, policies, or practices.

As of the Effective Time, in accordance with the Merger Agreement, Marc D. Hanlon, Thomas J. McCormick, Stacie G. Musgrave, Michael A. Patton, and Joseph M. Rickers, the directors of Merger Sub immediately prior to the Effective Time, became directors of the Company.

Officers

In connection with the consummation of the Merger, on the Closing Date, Chief Executive Officer Marc Bell, Executive Vice President and Chief Financial Officer Adarsh Parekh, Chief Transformation Officer Gary Hobart, and Executive Vice President and Chief Revenue Officer Marco Villa are being separated from the Company and their respective positions with the Company and Peter Krauss, who had previously been serving as the Company’s Executive Vice President and Chief Operating Officer since June 1, 2024, is being appointed Chief Executive Officer, Thomas Klinger, who had previously been serving as Senior Manager, Finance and Business Operations, Lockheed Martin Space, is being appointed acting Chief Financial Officer, and Charles Nichols, who had previously been serving as Multi-Functional Manufacturing Director at Parent, is being appointed Chief Transition Officer.

The disclosures set forth in the Introductory Note of this Current Report on Form 8-K and Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of the Effective Time and as a result of the completion of the Merger, the Amended and Restated Certificate of Incorporation and the Bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (as amended, the “Second Amended and Restated Certificate of Incorporation” and the “Amended and Restated Bylaws”, respectively). Copies of the Second Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company that are effective as of the Effective Time are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders of the Company was held at 11:00 a.m. Eastern Time on October 29, 2024 in a virtual meeting format via live webcast (the “Special Meeting”). There was a total of 204,861,603 shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting as of the close of business on September 16, 2024, the record date for the Special Meeting. At the Special Meeting, a total of 146,154,237 shares of Common Stock were present in person (via the virtual meeting website) or represented by proxy, or approximately 71.3% of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting, and, therefore, a quorum was present for the Special Meeting. A summary of the voting results for the following proposals, each of which is described in detail in the Company’s definitive proxy statement, dated October 4, 2024 and first mailed to the Company’s stockholders on or about the date thereof, is set forth below:

The results detailed below for the proposals presented at the Special Meeting represent the final voting results as certified by the Inspector of Election.

Merger Agreement Proposal

At the Special Meeting, the Company’s stockholders voted upon and approved a proposal to approve the adoption of the Merger Agreement and the Merger. Approximately 56.7% of the outstanding shares of Common Stock entitled to vote thereon at the Special Meeting voted in favor of the proposal. The votes on this proposal were as follows:

For	Against	Abstain
116,112,177	28,218,777	1,823,283

Non-Binding Compensation Advisory Proposal

At the Special Meeting, the Company’s stockholders voted upon and approved a proposal to approve, by a non-binding advisory vote, the compensation that will or may become payable to the Company’s named executive officers in connection with the Merger. Approximately 63.4% of the total number of shares of Common Stock cast by the stockholders present in person (via the virtual meeting website) or represented by proxy at the Special Meeting and entitled to vote on the proposal were voted in favor of the proposal. The votes on this proposal were as follows:

For	Against	Abstain
89,706,585	51,750,938	4,696,714

Adjournment Proposal

Because there were sufficient votes to approve the adoption of the Merger Agreement and the Merger, the proposal to adjourn the Special Meeting from time to time to a later date or time, if necessary or appropriate, including to solicit additional proxies in favor of the proposal to adopt the Merger Agreement if there were insufficient votes at the time of the Special Meeting to adopt the Merger Agreement, was rendered moot and was not called for a vote at the Special Meeting.

Item 7.01. Regulation FD Disclosure.

On October 30, 2024, the Company and Parent issued a joint press release announcing the completion of the Merger. A copy of the joint press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 of this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1‡

Agreement and Plan of Merger, dated as of August 15, 2024, by and among Lockheed Martin Corporation, Tholian Merger Sub, Inc. and Terran Orbital Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 21, 2024).

3.1	Second Amended and Restated Certificate of Incorporation of Terran Orbital Corporation.
3.2	Amended and Restated Bylaws of Terran Orbital Corporation.
99.1	Joint Press Release, dated as of October 30, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

‡

Certain schedules or similar attachments to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule or attachment to this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAN ORBITAL CORPORATION

Date:	October 30, 2024	By:	/s/ James Black
James Black General Counsel and Secretary